UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 28, 2009
HANMI FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30421	95-4788120

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3660 Wilshire Boulevard, Penthouse Suite A Los Angeles, California	90010

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (213) 382-2200
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On September 28, 2009, Hanmi Financial Corporation (“Hanmi Financial”) and Leading Investment & Securities Co., Ltd., a Korean securities broker-dealer (“Leading”), entered into a Second Amendment to the Securities Purchase Agreement (the “Second Amendment”) amending the Securities Purchase Agreement, dated June 12, 2009, between the parties, as previously amended by the First Amendment to the Securities Purchase Agreement, dated July 31, 2009 (as amended, the “Securities Purchase Agreement”). The Securities Purchase Agreement is attached as Exhibit 10.1 to Hanmi Financial’s current report on Form 8-K filed with the Securities and Exchange Commission on June 15, 2009, and the First Amendment to the Securities Purchase Agreement is attached as Exhibit 10.1 to Hanmi Financial’s current report on Form 8-K filed with the Securities and Exchange Commission on August 3, 2009. The Second Amendment amends the Securities Purchase Agreement to (i) extend the date by which the parties will be permitted to terminate the transaction in the event that certain obligations and conditions to closing have not been met, and (ii) specify the terms for funding the escrow account relating to the secondary acquisition contemplated by the agreement.
     In particular, the Second Amendment provides that the date by which the parties will be permitted to terminate the proposed acquisition in the event that certain obligations and conditions to closing have not been met will be extended from September 30, 2009 to November 30, 2009.
     In addition, the Second Amendment provides the terms for the proposed funding of the purchase price relating to the acquisition of 3,009,189 additional shares of Hanmi Financial common stock by Leading (the “Additional Acquisition”) into an escrow account pending closing.
     The Second Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment attached hereto.
Item 3.02 Unregistered Sales of Equity Securities.
     The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.02.
Item 5.02 Departure of Directors or Certain Officers. Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On September 28, 2009, Mr. Charles C. Kwak tendered his resignation as a member of the Board of Directors of Hanmi Financial and its wholly-owned subsidiary, Hanmi Bank. Mr. Kwak’s resignation is not due to any disagreement with Hanmi Financial known to management. Mr. Kwak served on Hanmi Financial’s Audit Committee and Planning Committee and Hanmi Bank’s Loan and Credit Management and Compliance Committee. A copy of Mr. Kwak’s resignation letter is attached hereto as Exhibit 17.1.
Item 8.01 Other Events.
     On September 28, 2009, Hanmi Financial, Leading and IWL Partners, LLC, a Korean company with its principal offices in Seoul, Korea (“IWL Partners”), entered into a First Amendment to the Amended and Restated Term Sheet (the “First Amendment”) amending the Amended and Restated Term Sheet, dated September 14, 2009, between the parties (the “Term Sheet”). The Term Sheet is attached as Exhibit 99.1 to Hanmi Financial’s current report on Form 8-K filed with the Securities and Exchange Commission on September 15, 2009. The First Amendment amends the Term Sheet to extend the exclusive dealing undertaking of Hanmi Financial from September 30, 2009 to November 30, 2009.
     The First Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference. It should be noted that there can be no assurances that the transactions outlined in the Term Sheet, as amended, will be completed by the dates referenced therein, if at all.

Forward-Looking Statements
     This release contains forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ from those expressed or implied by the forward-looking statement. These factors include the following: failure to maintain adequate levels of capital and liquidity to support our operations; the effect of regulatory orders we have entered into and potential future supervisory action against us or Hanmi Bank; general economic and business conditions internationally, nationally and in those areas in which we operate; volatility and deterioration in the credit and equity markets; changes in consumer spending, borrowing and savings habits; availability of capital from private and government sources; the ability of Leading to complete the transactions contemplated by the Securities Purchase Agreement; demographic changes; competition for loans and deposits and failure to attract or retain loans and deposits; fluctuations in interest rates and a decline in the level of our interest rate spread; risks of natural disasters related to our real estate portfolio; risks associated with Small Business Administration (“SBA”) loans; failure to attract or retain key employees; changes in governmental regulation, including, but not limited to, any increase in FDIC insurance premiums; ability to receive regulatory approval for Hanmi Bank to declare dividends to Hanmi Financial; adequacy of our allowance for loan losses, credit quality and the effect of credit quality on our provision for credit losses and allowance for loan losses; changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements; our ability to successfully integrate acquisitions we may make; our ability to control expenses; and changes in securities markets. In addition, we set forth certain risks in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and current and periodic reports filed with the Securities and Exchange Commission thereafter, which could cause actual results to differ from those projected. You should understand that it is not possible to predict or identify all such risks. Consequently, you should not consider such disclosures to be a complete discussion of all potential risks or uncertainties. We undertake no obligation to update such forward-looking statements except as required by law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
10.1	Second Amendment to the Securities Purchase Agreement, dated September 28, 2009, by and between Hanmi Financial Corporation and Leading Investment & Securities Co., Ltd.

17.1	Resignation Letter of Mr. Charles C. Kwak dated September 28, 2009.

99.1	First Amendment to the Amended and Restated Term Sheet, dated September 28, 2009, by and between Hanmi Financial Corporation, Leading Investment & Securities Co., Ltd., and IWL Partners, LLC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2009	HANMI FINANCIAL CORPORATION
	By:	/s/ Jay S. Yoo
Jay S. Yoo
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Second Amendment to the Securities Purchase Agreement, dated September 28, 2009, by and between Hanmi Financial Corporation and Leading Investment & Securities Co., Ltd.

17.1	Resignation Letter of Mr. Charles C. Kwak dated September 28, 2009.

99.1	First Amendment to the Amended and Restated Term Sheet, dated September 28, 2009, by and between Hanmi Financial Corporation, Leading Investment & Securities Co., Ltd., and IWL Partners, LLC.